NASDAQ: AOUT INVESTOR PRESENTATION June 2023 Exhibit 99.1 AMERICAN OUTDOOR BRANDS

Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “suggests,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, potential disruptions in our suppliers’ ability to source the raw materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products including delivery of product stemming from port congestion and related transportation challenges; lower levels of consumer spending in general and specific to our products or product categories; our ability to introduce new products that are successful in the marketplace; interruptions of our arrangements with third-party contract manufacturers and freight carriers that disrupt our ability to fill our customers’ orders; increases in costs or decreases in availability of finished products, components, and raw materials; our ability to maintain or strengthen our brand recognition and reputation; the ability to forecast demand for our products accurately; our ability to continue to expand our e-commerce business; our ability to compete in a highly competitive market; our dependence on large customers; our ability to attract and retain talent; an increase of emphasis on private label products by our customers; pricing pressures by our customers; our ability to collect our accounts receivable; the potential for product recalls, product liability, and other claims or lawsuits against us; our ability to protect our intellectual property; inventory levels, both internally and in the distribution channel, in excess of demand; our ability to identify acquisition candidates, to complete acquisitions of potential acquisition candidates, to integrate acquired businesses with our business, to achieve success with acquired companies, and to realize the benefits of acquisitions in a manner consistent with our expectations; the performance and security of our information systems; our ability to comply with any applicable foreign laws or regulations and the effect of increased protective tariffs; economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearms-related products; the effect of political pressures on firearm laws and regulations; the potential impact on our business and operations from the results of federal, state, and local elections and the policies that may be implemented as a result thereof; our ability to realize the anticipated benefits of being a separate, public company; future investments for capital expenditures, liquidity and anticipated cash needs and availability; the potential for impairment charges; estimated amortization expense of intangible assets for future periods; actions of social or economic activists that could, directly or indirectly, have an adverse effect on our business; disruptions caused by social unrest, including related protests or disturbances; our assessment of factors relating to the valuation of assets acquired and liabilities assumed in acquisitions, the timing for such evaluations, and the potential adjustment in such evaluations; and, other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2023. LEGAL SAFE HARBOR American Outdoor Brands (NASDAQ: AOUT)

American outdoor brands, Inc. at a glance AOB, Ready for the Future. FY23 Net Sales $191.2 million Net Sales Target $400M FY23 Gross Profit Margin 46.1% Target Adj. EBITDAS Margin % Mid- to High-teens FY23 Adjusted EBITDAS $12.8 million, or 6.7% Headquarters Columbia, Missouri Cash Balance $22 million Fiscal Year End April 30 Line of Credit $5 million outstanding Employee Count 302 HQ & Distribution: Columbia, MO Additional Offices: MA (Admin), Asia (WFOE) Spinoff from Former Parent Company: August 2020 NASDAQ Global Select: AOUT All metrics as of fiscal year end April 30, 2023

AOB, READY FOR THE FUTURE.

OUR BRANDS & PRODUCTS AT A GLANCE

21 Brands

We create innovative products, underneath 21 diverse brand names,(1) for consumers who are passionate about the outdoors and shooting sports.

BOG, BUBBA, CALDWELL, CRIMSON TRACE, FRANKFORD ARSENAL, grilla, Hooyman, IMPERIAL, LASERLYTE, LOCKDOWN, MEAT!, OLD TIMER, SCHRADE, TIPTON, Uncle Henry, ust, WHEELER

2 Categories

Our brands operate across two (2) major product categories:

54%(2) **Outdoor Lifestyle:** fishing, camping, land management, meat processing, outdoor cooking

46%(2) **Shooting Sports:** shotgun sports, reloading, optics, hand tools, security solutions *(we do not manufacture or sell firearms)*

D&U Value Creation

Our innovative “Dock & Unlock”™ formula fuels brand growth.

We have a proven track record of creating new brands, growing existing brands, and efficiently integrating acquired brands to expand our reach into new markets.

387 Patents

We have a tremendous pipeline of disruptive new products, backed by an accelerating portfolio of patents.

In the past two years, alone, our IP portfolio has swelled by ~30% to 387 patents – filed or active – with more on the way.

This moat helps protect our future revenue and profitability.

(1) In addition to our 17 owned brands, we also license the Smith & Wesson®, M&P®, Thompson/Center Arms™, and Performance Center® brands from Smith & Wesson.
(2) Percent of FY23 Net Sales ended April 30, 2023.

© 2023 American Outdoor Brands, Inc. All Rights Reserved
4

“Building authentic, lifestyle brands that help consumers make the most out of the moments that matter.” AMERICAN OUTDOOR BRANDS

Ready for the Future. 1. Engine: Capable of growing net sales ~2x to $400M and EBITDAS 5x to $70M+ over the next 4-5 years. 2. Chassis: Infrastructure complete. No new investments needed. 3. Driver: The right people and culture to win. (…fueled by a strong cash position, with cash flow upside) Interested in taking a spin? AOB, Ready for the Future.

Path to $400M in Net Sales: The Road Ahead AOB, Ready for the Future. We believe AOB is capable of generating $400M in net sales over the next 4-5 years This potential is based upon elements within our control: our innovation pipeline, identified expansion opportunities, and infrastructure in-place. While we’re optimistic our business is capable of achieving this growth target, we are mindful there are several elements outside of our control that could impact timing, such as: consumer demand and spending patterns; health of retailers; geopolitical changes; and changes in legislation. $400M $70M+ NET SALES EBITDAS (1) (1) Please refer to our SEC filings for additional risk factors. +3.5% +6.5% FY24 Outlook: June 2023 Net Sales growth of up to Adj. EBITDAS growth of up to

Fiscal 2023 Highlights AMERICAN OUTDOOR BRANDS

FISCAL 2023 HIGHLIGHTS

FISCAL 2023 HIGHLIGHTS

+14.2%
Net Sales vs. FY20

Net sales declined 22.8% YOY but grew 14.2% vs. pre-pandemic FY20. Outdoor Lifestyle category grew 33.8% vs. FY20 and represents nearly 54% of net sales in FY23. Shooting Sports category declined 2.2% vs. FY20.

+60.6%
E-commerce vs. FY20

E-commerce net sales declined 10.5% YOY but grew 60.6% vs. FY20. Direct-to-consumer net sales grew 76% YOY and included the acquisition of Grilla Grills. Brands sold exclusively direct-to-consumer comprised nearly 13% of FY23 net sales.

46.1%
Gross Margin

Gross margins remained strong in FY23 despite the YOY sales decline, and grew by +370 bps vs. FY20.

$30.7M
Operating Cash Flow

Operating cash flow remained strong in FY23 at $30.7M. Since our spinoff in Aug 2020, we have generated $45.5M in operating cash.

2.8%
O/S Shares Repurchased

Under our current share buyback plan, which ends Sept. 2023, we have purchased 2.8% of our outstanding shares at average price of $9.34 (as of 4/30).

PLUS:
Key Investments Completed

We implemented our new ERP system, Microsoft D365; consolidated two facilities into our Missouri location; and secured additional distribution capacity.

© 2023 American Outdoor Brands, Inc. All Rights Reserved
9

FISCAL 2023 HIGHLIGHTS

OUTDOOR LIFESTYLE CATEGORY LEADING GROWTH

Net Sales vs Pre-Pandemic



$ 120.0
$ 100.0
$ 80.0
$ 60.0
$ 40.0
$ 20.0
$ -
($ in millions)
$ 76.5
$ 102.3
+33.8%
$ 90.9
$ 88.9
-2.2%
FY20
FY23
FY20
FY23
Outdoor Lifestyle
Shooting Sports

Mix Shift Toward Outdoor Lifestyle



Outdoor Lifestyle 45.7%
Shooting Sports 54.3%
Outdoor Lifestyle 53.5%
Shooting Sports 46.5%
FY20 Net Sales
FY23 Net Sales

- **Outdoor Lifestyle Net Sales**
  - **FY23 vs FY22: -14.3%**
  - **FY23 vs FY20 (pre-pandemic): +33.8%**
- Expected to be a growing percentage of business over time
- Expansion in domestic and international markets
- Growth opportunity supported by:
  - Fishing (BUBBA)
  - Land Management (Hooyman)
  - Hunting & Outdoor (BOG, Schrade)
  - Food Prep & Cooking (MEAT! Your Maker, Grilla)

- **Shooting Sports Net Sales**
  - **FY23 vs FY22: -30.7%**
  - **FY23 vs FY20 (pre-pandemic): -2.2%**
- Expansion in domestic and international markets
- Growth opportunity focused on expanding into large, stable categories including:
  - Shotgun Sports (Caldwell)
  - Shooting Accessories (Wheeler, Frankford Arsenal)

© 2023 American Outdoor Brands, Inc. All Rights Reserved 10

net sales & Gross Margin 65% Growth 48% Growth 14% Growth Fiscal 2023 Highlights Leverageable financial model as business scales Long-term growth driven by leveraging brand lane platforms "Dock & Unlock”TM strategy allows for expansion into new product categories providing AOUT’s young brands with significant runway for growth Long-term gross margins supported by new product launches, stabilized from tariff impacts Q4 FY23 – Net sales -2% vs. Q4 FY20 (pre-pandemic) FY23 Net sales + 14.2% vs. FY20 (pre-pandemic) Leverage of fixed G&A costs, brand lanes and e-commerce investments expected to yield significant EBITDAS contribution as the business scales Long-term Adj. EBITDAS target margin – mid to high teens FY23 – Consolidated Crimson Trace and Grilla operations providing annualized net cost savings of ~$1.5M FY23 includes full public company and IT costs vs. FY20, which reflects allocated costs from our former parent company Q4 Update 7.9% Q4 Update Adj. EBITDAS & adj. ebitdas Margin Note: US$ in millions. Fiscal year ended April 30. Adjusted EBITDAS is defined as GAAP net income/(loss) before interest, taxes, depreciation, amortization, goodwill impairment, and stock compensation expense and excludes certain items we consider non-routine. See slide 45 for a reconciliation of Adjusted EBITDAS. Financials for FY2022 include activity for the period subsequent to the acquisition of Grilla Grills. 285% Growth 4% Growth 185% Growth

balance sheet As of APRIL 30, 2023 Fiscal 2023 Highlights Strong balance sheet supports organic growth & acquisitions FY23 : operating cash flow $30.7M, free cash flow* $25.9M Significant liquidity (up to ~$92M available capital) $75M asset-based revolving credit facility, expandable by $15M Net cash of $17M ($22M cash less $5M bank debt) Dry powder available for strategic acquisitions IDEAL ACQUISITION CRITERIA “Dock & Unlock”TM Friendly via Brand Lane Structure “Niche to Known”TM Opportunity (Runway for Growth) Large, Addressable Markets Low Complexity Further Diversifies Supply Chain * Free cash flow defined as cash flow from operations less capital expenditures BALANCE SHEET AS OF APRIL 30, 2023 Assets ($M) Cash $22.0 Other Current Assets 135.7 Intangibles 52.0 PP&E 9.5 Other Assets 24.4 Total Assets $243.6 Liabilities & Equity ($M) Current Liabilities $23.0 Bank Debt 5.0 Other Liabilities 23.7 Total Liabilities $51.7 Stockholders' Equity $191.9 Total Liabilities & Equity $243.6

COMPELLING INVESTMENT CONSIDERATIONS

AOB, READY FOR THE FUTURE.

1. Business capable of growing net sales ~2x to $400M and 5x EBITDAS of $70M+ over the next 4-5 years.

- Innovation engine, built.
- Leverageable Brand Lane teams in place.
- Customer & channel opportunities ripe for harvesting.

2. Infrastructure in place. No new investments needed.

- Infrastructure investments complete, ready to scale.

3. The right people and culture to win.

4. Strong cash position, with cash flow upside.

- Simple, leverageable model that is highly profitable with growth.

Note: *While we have many brands that demonstrate how "Dock & Unlock" delivers growth, today's presentation will largely draw upon BUBBA as an example, specifically, our recent launch of the Pro Series Smart Fish Scale.*

© 2023 American Outdoor Brands, Inc. All Rights Reserved
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Product Development Innovation engine, built.

INNOVATION ENGINE, BUILT.

PRODUCT DEVELOPMENT: INNOVATION ENGINE, BUILT

Pipeline built to deliver ~$200M in incremental sales
- Provides 3-5 years of new product upside
- Focused on large, sleepy markets, ripe for disruption

Talent in place, capable of executing product pipeline
- 40+ product designers, engineers, and software developers
- Capable of developing 200+ new products, annually

Investments in equipment that accelerate time to market
- 5 state-of-the-art product development labs
- Vertically integrated with new 3D printers, CNC machines, test lab

Best-in-class Quality team
- Continues legacy of delivering trustworthy product
- Protects higher ASP strategy, supported by intellectual property

Accelerating Patent Portfolio Supports Incoming Wave of Innovation and Growth


Number Filed Per Year
Cumulative Filed or Active
60
50
40
30
20
10
0
400
350
300
250
200
150
100
50
0
12
18
18
35
57
52
387
2017
2018
2019
2020
2021
2022


3D Print Lab


CNC Machine Lab

© 2023 American Outdoor Brands, Inc. All Rights Reserved
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INNOVATION ENGINE, BUILT.

BUBBA CASE STUDY: "DOCK & UNLOCK" DRIVES INNOVATION

1. **Large, attractive market, where AOB has "permission to play?"**
   - Fishing is a huge market (~50M U.S. participants)
   - Freshwater is the largest segment with ~40M anglers, approximately 40% more participants than Golf

2. **How do we gain access to Freshwater?**
   - Electric Fillet Knife became available in 2019

3. **A meaningful share of Freshwater fishing is "Catch & Release" instead of "Catch & Eat"…**
   - Freshwater tools introduced in 2020

4. ***Where can we leverage our innovation engine to disrupt large, high visibility "Catch & Release" categories ignored by others?***

BUBBA™


Saltwater Fishing:
~10M Participants
Freshwater Fishing:
~40M Participants
"Catch & Release" categories ripe for innovation?
"Dock"
"Unlock" Potential

Source: American Sportfishing Association; National Golf Foundation, and management estimates.

© 2023 American Outdoor Brands, Inc. All Rights Reserved
16

Fish Weight Scales: Not easy to hold Not high quality Not smart (little to no data capture, retention or analysis) “What else could these be used for?” “How do we get one on every fishing boat?” BUBBA Case Study: “Dock & Unlock” Drives Innovation ~30M anglers in the U.S. target bass species for sport, and commonly use fish weight scales to measure success… “Can a fish scale contribute to sustainability?” Source: iOutdoors. Innovation Engine, Built.

BUBBA Case Study: “Dock & Unlock” Drives Innovation Opportunity: Large, underserved market Category lacks innovation AOB has “Permission to Play” Team in place to execute: Mechanical engineering Industrial design Electrical engineering Software engineering App development Tournament-Grade Pro Series Smart Fish Scale Result: Easy to hold High Quality Smart Innovation Engine, Built.

BUBBA Case Study: “Dock & Unlock” Drives Innovation Compete in Tournaments with Other Anglers Connect with Other Anglers and Share Catches and Trips Log Your Catches with Detailed Information Document and Save Your Entire Day of Fishing with Trips What does “Smart” look like… The BUBBA Pro Series Smart Fish Scale is the First of its Kind to “Gamify” Fishing to Create Better Anglers Innovation Engine, Built.

BUBBA Case Study: “Dock & Unlock” Drives Innovation With BUBBA, “Smart” also means “Sustainable”… Tournament with Traditional Fish Weight Scales vs. Catch  Weigh  Live Well  Dock Weigh-in  Release Extended “out-of-the-water” time and transport can often lead to higher levels of fish mortality Catch  Weigh  Live Well  Dock  Release Reduces “out-of-the-water” time, supporting conservation and promoting sustainability Innovation Engine, Built.

Marketing Leverageable Brand Lane teams in place.

BRAND LANE TEAMS, IN PLACE.

MARKETING: LEVERAGEABLE BRAND LANE TEAMS

"Brand Lane" teams are in place, focused on key consumer activities:

- Drives brand authenticity
- Connects products + consumers' lifestyles
- Breeds consistent messaging & speed-to-market

Adventurer Brand Lane(1)
Adventurer Brand Lane

- **Harvester** Brand Lane
- **Marksman** Brand Lane
- **Defender** Brand Lane

Product Development (highlighted earlier)

Brand Management
- Advertising
- Partnerships
- Social Media
- Influencers

Creative
- Packaging
- Content Captures
- Graphics Support

Merchandising
- In-Store
- Online Retailers
- Owned Websites

(1) Adventurer brand lane highlighted as an example. All four brand lanes have product development, brand management, creative, and merchandising teams.

© 2023 American Outdoor Brands, Inc. All Rights Reserved
22

Bubba Case Study: Leveraging the Brand Lanes Adventurer Brand Lane Team Brand Management Creative Merchandising Brand Lane Teams, In Place.

Go-To-Market Customer & channel opportunities ripe for harvesting.

Opportunities, Ripe for Harvesting. Go-To-Market: Multiple Expansion Opportunities We believe AOB is capable of $400M in net sales, organically; we expect our business to shift as a result: Outdoor Lifestyle transitions towards ~65% of net sales (from 54% today) Doubling of international sales to 10% of net sales (from 5% today) Even split between Traditional and e-Commerce as we expand into new customer channels Net Sales by Product Category Net Sales by Geography Net Sales by Channel ~$158M ~$51M $167M $191M $400M 54% 46% 46% 54% 35% 65% $167M $191M $400M 96% 4% 95% 5% 90% 10% ~$31M ~$178M $167M $191M $400M 32% 68% 46% 54% 50% 50% ~$96M ~$113M (1) Amounts are illustrative examples of breakouts based on current management expectations. (1) (1) (1) (1) (1) (1)

OPPORTUNITIES, RIPE FOR HARVESTING.

GO-TO-MARKET: DOMESTIC & INTERNATIONAL EXPANSION

We plan to support Outdoor Lifestyle growth with investments made at home and abroad.

		Shooting Sports		Outdoor Lifestyle					
		FY23 = $89M		FY23 = $102M					
		Shotgun Sports	Shooting Accessories	Fishing	Land Management	Hunting & Outdoor	Food Prep & Cooking		
Domestic	95% ($182M)	Retail Support Programs		Expanded Sales Staff & Rep Force	Dedicated Sales Channel Resources	Farm & Home, DIY	DTC Websites and e-Commerce Support	90% ($360M)(1)	+$178M
International	5% ($9M)	Dedicated Sales Support, Tightened Distribution Network		New Distribution Partnerships	Canadian Expansion	Canada, EU, Australia/NZ	Canadian Expansion	10% ($40M)(1)	+$31M
FY23 Net Sales = $191M		@ $400M = $140M		@ $400M = $260M				@$400M	+$209M

© 2023 American Outdoor Brands, Inc. All Rights Reserved
26

(1) Amounts are illustrative examples of breakouts based on current management

Go-To-Market: Traditional & e-Commerce Expansion Emphasis on POS and Program Support Digital Merchandising, Educational Assets, Launch Support Expanded Sales Staff & Rep Force Dedicated Sales Staff in FY23 Farm & Home, DIY Retail Expansion DTC Websites and e-Commerce Support, Digital Merchandising Support, Educational Assets, Launch Support 50% ($200M) 50% ($200M) +$96M +$113M Traditional e-Comm 54% ($104M) 46% ($87M) Shotgun Sports Fishing Land Management Hunting & Outdoor Food Prep & Cooking Shooting Accessories Shooting Sports Outdoor Lifestyle @$400M +$209M FY23 = $89M @ $400M = $140M FY23 = $102M @ $400M = $260M We plan to propel our growth with a strategic combination of Retail and e-Comm. FY23 Net Sales = $191M Dedicated Sales Channel Resources Opportunities, Ripe for Harvesting. (1) (1) (1) Amounts are illustrative examples of breakouts based on current management expectations.

BUBBA Case Study: Maximizing Strategic Adoption Tournament-Grade Pro Series Smart Fish Scale Traditional Channel e-Commerce Channel Online Retailers DTC BUBBA.com App Monetization Pro Subscription: $4.99 / Month or $49.99 / Year Sporting Goods Dealers OEM + Partnerships Strategic placement ensures pricing integrity and maximizes pull-through Opportunities, Ripe for Harvesting. Coming soon…

OPPORTUNITIES, RIPE FOR HARVESTING.

BUBBA CASE STUDY: ILLUSTRATIVE RECURRING REVENUE OPPORTUNITY

~30M[1]
Bass Anglers in U.S.

1%



*Assuming **1% of bass anglers** purchase a BUBBA Pro Series Smart Fish Scale…*

~300,000 Anglers



*…and **50% subscribe** to BUBBA's annual Pro Subscription @$49.99/yr*

~150,000 Anglers

$7.5M
in illustrative "recurring" revenue[2]

Illustrative App Recurring Revenue Model[2]

% Subscribed to BUBBA's Pro Subscription	% of Bass Anglers (30M): 1%	2%	3%	4%
25%	$3.8	$7.5	$11.3	$15.0
50%	**$7.5**	$15.0	$22.5	$30.0
75%	$11.3	$22.5	$33.8	$45.0

($ in millions)

(1) Source: iOutdoors

(2) Illustrative example to demonstrate potential scalability of paid app. Figures are gross of any related fees. Pro Subscription introduced in April 2023.

© 2023 American Outdoor Brands, Inc. All Rights Reserved
29

Infrastructure Investments complete, ready to scale.

Investments Complete, Ready to Scale. Infrastructure: complete & ready for Expansion New HQ and Distribution Center (2019) 632k SF provides capacity for organic growth and acquisitions New Consumer-Focused Brand Lanes (2020) Finished build-out of leverageable Brand Lane teams New Public Company Infrastructure (2020) Spin created new Finance, IT, Legal, HR, Operations, and IR functions New DTC Platform (2021) Completed 17 dedicated brand websites on Salesforce platform New ERP System (2023) Completed transition to Microsoft D365 in February 2023 New Analytics Platform (2023) Microsoft Power BI platform launched, Analytics team in place AOB’s former parent company currently occupies 250k SF, which will be assumed by AOB in January 2024, bringing total area to 632k SF.

Infrastructure: Consolidations into New Facility, Complete Investments Complete, Ready to Scale.

People & Culture The right people & culture to win.

Our Culture: A Competitive Advantage How Others View AOB’s Culture “Innovation” (Top 10 Customer) “Visionary” (Industry Investment Banker) “Entrepreneurial” (Top 10 Customer) “Dedicated” (Top 10 Customer) “Entrepreneurial” (Large AOB Competitor) Values Drive Our Culture The Right People & Culture To Win.

Strong Financial Model Strong balance sheet, leverageable growth model, with favorable cash flow upside.

Strong Financial Model, In Place. Business Model: Core Competencies Drive Simplicity Innovation (Core Competency) Asset Light (Outsourced Manufacturing, Low Capex) Simple, Leverageable Model (One ERP, lean organization)

STRONG FINANCIAL MODEL, IN PLACE.

FINANCIAL MODEL: INCREASED OPERATING LEVERAGE WITH GROWTH

Our Significant Investments are Behind Us

- New HQ and Distribution Center ☑
- New Consumer-Focused Brand Lanes ☑
- New Public Company Infrastructure ☑
- New DTC Platform ☑
- New ERP System ☑
- New Analytics Platform ☑

SIGNIFICANT EBITDAS CONTRIBUTION ON PATH TO $400M

We expect EBITDAS contribution of ***25% - 35%*** on incremental net sales as we grow organically on the path to $400M in net sales, yielding total EBITDAS margins in the mid-to-high teens.

Illustrative Example



$191M
$13M
6.7%
FY23
$300M
$40M
13.3%
$400M
$70M
17.5%
Path to $400M Net Sales
Net Sales
Adj EBITDAS

© 2023 American Outdoor Brands, Inc. All Rights Reserved 37

Financial metrics: w/C upside & negative net debt Strong Financial Model, In Place. (1) Working Capital Turns calculation: TTM net sales/(Accts Receivable + Inventory – Accts Payable) (2) Represents historical working capital turns, excluding pandemic-related impacts Net Debt Leverage Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 (3) Net Debt Leverage calculation: (Bank debt outstanding – cash on hand)/TTM Adjusted EBITDAS Normalized W/C Target: 2.0x+ WORKING CAPITAL TURNS NET DEBT LEVERAGE (1) (2) (3) Q4 FY22

Capital Allocation: Demonstrated Deployment Strong Financial Model, In Place. ORGANIC GROWTH Our highest priority is to invest in our business: Drives organic net sales to $400M Delivers sustainable profitability Yields strong returns and free cash flow 1 RETURN CAPITAL TO SHAREHOLDERS We will continually assess opportunities to return capital to shareholders: Current share buyback plan in place through Sept 2023 Implementing opportunistic share buybacks as appropriate 3 FY23 net sales growth of 4.4x first year of creation Repurchased 2.8% O/S shares at avg. price of $9.34 through April ‘23 At the same time, we will seek out M&A opportunities to supplement organic growth: Applying strict criteria Finding brands to “Dock & Unlock” Maximizing ROIC M&A 2 Consolidation contributed towards $1.5M savings New products/categories set for launch in FY24

M&A Illustration: “Dock & Unlock” Drives incremental ebitda Target EBITDAS Contribution: 25%+ Net sales: Expanded products and customers Gross margin: Improved margins with AOUT supply chain Variable costs: Consolidated logistics into Columbia HQ Fixed Opex: Leveraged Adventurer brand lane In Process In Process Cost reductions through supply chain improvements, consolidating distribution into AOUT HQ, and leveraging brand lanes (1) Does not include incremental net sales from expanded products and customers (1) Tuck-in Range: $10M - $50M (Net Sales) A B C A+B+C ILLUSTRATIVE ACQUISITION TARGET: EBITDA Walk DEMONSTRATED RESULTS WITH “DOCK & UNLOCK” Strong Financial Model, In Place.

American Outdoor Brands (NASDAQ: AOUT) We’re Ready for the Future... Innovation engine, built. Leverageable Brand Lane teams in place. Customer & channel opportunities ripe for harvesting. Infrastructure investments complete, ready to scale. Strong balance sheet, leverageable growth model, favorable cash flow upside. The right people and culture to win.

Appendix

BRIAN MURPHY President & CEO Joined: 2016 ANDY FULMER Chief Financial Officer Joined: 2010 JAMES TAYON VP of Marketing & Product Development Joined: 2012 BRENT VULGAMOTT VP of Sales, Operations, and Analytics Joined: 2015 Introductions American outdoor brands: Senior Team LIZ SHARP VP of Investor Relations Joined: 2005 Previous Experience Previous Experience Previous Experience Previous Experience Previous Experience CONCEPT COMMUNICATIONS

American Outdoor Brands (NASDAQ: AOUT) In this presentation, certain non-GAAP financial measures, including “non-GAAP net income and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. From time-to-time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) goodwill impairment, (iii) stock compensation, (iv) facility consolidation costs, (v) technology implementation, (vi) acquisition costs, (vii) stockholder cooperation agreement costs, (viii) fair value inventory step-up, (ix) amortization of acquired intangible assets, (x) income tax adjustments, (xi) interest expense, (xii) income tax benefit/expense, and (xiii) depreciation and amortization; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis. Non-GAAP Financial Measures

American Outdoor Brands (NASDAQ: AOUT) Q4 FY23 non-gaap adjusted ebitdas reconciliation AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited) For the Three Months Ended April 30, For the Years Ended April 30, GAAP net loss Interest expense Income tax (benefit)/expense Depreciation and amortization Stock compensation Goodwill impairment Technology implementation Fair value inventory step-up Acquisition costs Facility consolidation costs Stockholder cooperation agreement costs Other Non-GAAP Adjusted EBITDAS 2023 2022 2023 2022 $ (3,836) 120 $ (76,686) $ (12,024) $ (64,880) 157 761 324 (151) 6,062 (249) 9,344 3,933 4,417 16,048 16,967 1,150 476 4,050 2,812 — 67,849 — 67,849 553 329 2,138 1,948 — 27 — 27 — 599 47 599 26 — 866 — — — 1,177 — — — — 40 4.3% 7.0% 6.7% 14.2% Adjusted EBITDAS Margi

Q4 FY23 gaap Income statement American Outdoor Brands (NASDAQ: AOUT) AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (In thousands, except per share data For the Three Months Ended April 30, For the Years Ended April 30, 2023 2022 2023 2022 (Unaudited) Net sales $ 42,203 $ 45,893 $ 191,209 $ 247,526 Cost of sales 23,129 25,769 103,145 133,287 Gross profit 19,074 20,124 88,064 114,239 Operating perating expenses: Research and development 1,474 1,147 6,361 5,501 expenses: Selling, marketing, and distribution 11,565 11,677 51,791 56,168 General and administrative 10,038 10,224 42,612 41,244 Goodwill impairment — 67,849 — 67,849 Total operating expenses 23,077 90,897 100,764 170,762 Operating loss (4,003) (70,773) (12,700) (56,523) Other income, net Other income, net 136 306 1,188 1,311 Interest expense, net (120) (157) (761) (324) Total other income, net 16 149 427 987 Loss from operations before income taxes (3,987) (70,624) (12,273) (55,536) Income tax (benefit)/expense (151) 6,062 (249) 9,344 Net loss $ (3,836) $ (76,686) $ (12,024) $ (64,880) Net loss per share: Basic $ (0.29) $ (5.71) $ (0.90) $ (4.66) Diluted $ (0.29) $ (5.71) $ (0.90) $ (4.66)

Q4 FY23 non-GAAP income statement American Outdoor Brands (NASDAQ: AOUT) AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS Non-GAAP (In thousands, except per share data) (Unaudited) For the Three Months Ended April 30, For the Years Ended April 30, 2023 2022 2023 2022 Net sales $ 42,203 $ 45,893 $ 191,209 $ 247,526 Cost of sales 23,129 25,742 102,789 133,260 Gross profit 19,074 20,151 88,420 114,266 Operating expenses: Research and development 1,474 1,147 6,361 5,501 Selling, marketing, and distribution 11,565 11,677 51,791 56,168 General and administrative 5,235 5,347 22,392 22,088 Total operating expenses 18,274 18,171 80,544 83,757 Operating income 800 1,980 7,876 30,509 Other income, net: Other income, net 136 306 1,188 1,311 Interest expense, net (120) (157) (761) (324) Total other income, net 16 149 427 987 Income from operations before income taxes 816 2,129 8,303 31,496 Income tax expense 23 257 1,744 6,824 Net income $ 793 $ 1,872 $ 6,559 $ 24,672 Net income per share: Basic $ 0.06 $ 0.14 $ 0.49 $ 1.77 Diluted $ 0.06 $ 0.14 $ 0.48 $ 1.77

DIVERSE PORTFOLIO OF 21 EARLY-STAGE CONSUMER BRANDS

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)


Grilla
Modular Outdoor Kitchen


Schrade
Isolate Enrage


BOG
Full line of Hunting Packs


Hooyman
Lithium-Ion 24v Spreader


BOG
Sherpa ALL-IN-ONE Optics, Camera & Shooting Rest tripod


Grilla
Chimp Tailgater WiFi Wood Pellet Grill and Power Station


BUBBA
Culling Set


BUBBA
Smart Fish Scale and Fishing App



ADVENTURER
HARVESTER
DEFENDER
MARKSMAN
IN THE WILD
AT THE CAMPSITE
WATER TO PLATE
IN THE BACKYARD
ON THE LAND
AT THE RANCH
ON THE HUNT
FIELD TO TABLE
FOR TRAINING
FOR PROTECTION
FOR HERITAGE
FOR PEACE OF MIND
AT THE RANGE
IN THE SHOP
AT THE BENCH
SCHRADE
IMPERIAL
ust
BUBBA
grilla
Hooyman
OLD TIMER
BOG
Uncle Henry
MEAT!
LASERLYTE
CT
M&P
LOCKDOWN
CALDWELL
WHEELER
TIPTON
FRANKFORD ARSENAL


MEAT!
16" Chamber Sealer


MEAT!
Butcher Knife Set


Crimson Trace
HorizonLine Rangefinding Binoculars


Smith & Wesson
Throwing Knives and Axes


Caldwell
Flash Bang Hit Indicator


Caldwell
Claymore Clay Target Thrower


Frankford Arsenal
X-10 Progressive Reloading Press


Lockdown
Securewall Organizational Systems


Crimson Trace
HRO Red Dot Sight


Lockdown
In-Plain-Sight Concealment Shelves

Frankford Arsenal
Essentials Reloading Kit



Caldwell
E-Max Shadows Pro Hearing Protection


Tipton
Ultra Gun Vise


Wheeler
F.A.T. Stix Torque Setting Tools

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc.

© 2023 American Outdoor Brands, Inc. All Rights Reserved

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TWO CATEGORIES: OUTDOOR LIFESTYLE & SHOOTING SPORTS

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

	Brand	Outdoor Lifestyle	Shooting Sports	Illustrative Products
Adventurer	BUBBA	●	○	Fillet knives, fishing rods, fishing tools, kitchen cutlery, apparel
Adventurer	grilla	●	○	Grills, smokers, outdoor kitchens, portable power solutions, pellets, & accessories
Adventurer	IMPERIAL	●	○	Folding, fixed-blade knives
Adventurer	SCHRADE	●	○	Folding & fixed-blade knives, multi-tools, adventure equipment
Adventurer	ust	●	○	Tents, sleeping bags, mattress pads, camping tools and accessories
Harvester	BOG	●	○	Hunting rests, ground blinds, chairs, bags, game cameras
Harvester	Hooyman	●	○	Land management: rakes, shovels, pruning tools, tree saws, spreaders
Harvester	MEAT!	●	○	Meat grinders, mixers, stuffers, slicers, dehydrators, kitchen cutlery, butcher knives
Harvester	OLD TIMER	●	○	Folding, fixed-blade, & fillet knives
Harvester	Thompson/Center Accessories	●	○	Hunting bags & protective cases, binoculars, hunting accessories
Harvester	Uncle Henry	●	○	Folding, fixed-blade, & hunting knives
Marksman	CALDWELL	○	●	Range Gear: Shooting rests, clay throwers, targets, hearing & eye protection
Marksman	FRANKFORD ARSENAL	○	●	Reloading equipment
Marksman	TIPTON	○	●	Gun vises, cleaning supplies
Marksman	WHEELER	○	●	Gunsmithing and other tools
Defender	CRIMSON TRACE	○	●	Scopes, lasers, red dot sights, rangefinders, binoculars
Defender	LASERLYTE	○	●	Laser training devices
Defender	LOCKDOWN	○	●	Vault organization, vault security, cable locks
Defender	Performance Center Smith & Wesson	○	●	Gun cases and cleaning kits
Defender	M&P by Smith & Wesson	◕	◔	Folding & fixed-blade knives, tools, flashlights, protective gun cases
Defender	Smith & Wesson	◕	◔	Folding & fixed-blade knives, tools, flashlights, protective gun cases, parts kits

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc.

© 2023 American Outdoor Brands, Inc. All Rights Reserved

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